UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 6, 2013

Armstrong World Industries, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-02116	23-0366390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (717) 397-0611

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 6, 2013, Armstrong World Industries, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with The Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust and Armor TPG Holdings, L.P. (collectively, the “Selling Shareholders”), and Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. (collectively, the “Underwriters”), pursuant to which the Selling Shareholders agreed to sell an aggregate of 6,000,000 common shares, par value $0.01 per share, of the Company to the Underwriters (the “Offering”). The Offering is expected to be consummated on November 13, 2013. The Company is not selling any shares in the Offering and will not receive any proceeds from the Offering.

The Offering was made pursuant to a prospectus supplement, dated November 6, 2013, to the prospectus, dated February 27, 2012, included in the Company’s registration statement on Form S-3 (File No. 333-179711), which was filed with the Securities and Exchange Commission on February 27, 2012.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the shares by the Selling Shareholders to the Underwriters, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated by reference herein. The above description is qualified in its entirety by reference to such exhibit. An opinion regarding the validity of the shares is filed as Exhibit 5.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated November 6, 2013, by and among Armstrong World Industries, Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as the underwriters, and The Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust and Armor TPG Holdings, L.P., as the selling shareholders.

5.1	Opinion of Morgan, Lewis & Bockius LLP.

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.
(Registrant)

Date: November 13, 2013	By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

1.1	Underwriting Agreement, dated November 6, 2013, by and among Armstrong World Industries, Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as the underwriters, and The Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust and Armor TPG Holdings, L.P., as the selling shareholders.

5.1	Opinion of Morgan, Lewis & Bockius LLP.

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1).